                                Wade Fund, Inc.

                                     Index

                                 June 30, 2000

                                                                        Page

Letter To Stockholders..........................................          3

Independent Auditor's Report....................................          4

Statement of Assets and Liabilities.............................          5

Statement of Sources of Net Assets..............................          5

Statement of Operations.........................................          6

Statement of Unrealized Appreciation on Investments.............          6

Statement of Changes in Net Assets..............................          7

Schedule of Investments.........................................          8

Notes to Financial Statements...................................          9

Financial Highlights............................................         10

Shareholders Meeting............................................         11

                          WADE FUND, INC.
                         5100 Poplar Avenue
                      Memphis, Tennessee 38137

                         August 23, 2000

TO THE STOCKHOLDERS:

Submitted, herewith, is the statement covering operations of Wade Fund, Inc., from January 1, 2000 through June 30, 2000. For the first six months net ordinary income amounted to $3,723.72. The net asset value per share as of June 30, 2000 was $39.59. This compares with $43.62 as of December 31, 1999.

                                                             Sincerely yours,

                                                             WADE FUND, INC.

                                                             /s/ Maury Wade, Jr.
                                                             Maury Wade, Jr.
                                                             President

                              RHEA & IVY, P.L.C.
               CERTIFIED PUBLIC ACCOUNTANTS & BUSINESS ADVISORS
            SUITE 250 6000 POPLAR AVENUE MEMPHIS, TN 38119-3971
                     TEL 901-761-3000  FAX 901-761-9667
                                www.rheaivy.com

To the Shareholders and Board of Directors
Wade Fund, Inc.
Memphis, Tennessee

                         Independent Auditor's Report

We have audited the statements of assets and liabilities and sources of net assets of Wade Fund, Inc., including the schedule of investments as of June 30, 2000, and the related statements of operations, unrealized appreciation on investments and changes in net assets for the six months then ended, and supplementary information (Note 4) for the four years and six months then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. Securities owned as investments at June 30, 2000, were held by the Trust Department of the First Tennessee Bank under a custodial agreement, and were verified by direct confirmation.

In our opinion, the financial statements and schedule referred to above present fairly, in all material respects, the financial position of Wade Fund, Inc., as of June 30, 2000, and the results of its operations and the changes in its net assets for the six months then ended, in conformity with generally accepted accounting principles. Also, in our opinion, the supplementary information (Note
4) for the four years and six months ended June 30, 2000, is fairly stated in all material respects in relation to the financial statements taken as a whole.

/s/ Rhea & Ivy, P.L.C.


July 7, 2000                      INTERNATIONALLY MOORE STEPHENS RHEA & IVY, PLC

                                Wade Fund, Inc.

                      Statement of Assets and Liabilities

                                 June 30, 2000

Assets
Investments at closing market quotations:
     Common stock (cost $135,436.90)                              $520,142.50
     Money market mutual fund (cost $259,822.90)                   259,822.90
Cash on demand deposit                                               3,773.38
Dividends receivable                                                 1,096.50
Interest receivable                                                  1,295.17
                                                                  -----------
          Total assets                                             786,130.45
                                                                  -----------

Liabilities

Accrued expenses                                                     5,879.79
State franchise taxes payable                                          327.28
                                                                  -----------
          Total liabilities                                          6,207.07
                                                                  -----------

Net assets applicable to 19,700 shares of
     outstanding capital stock                                    $779,923.38
                                                                  ===========

Net asset value per share of outstanding capital stock            $     39.59
                                                                  ===========

Offering and redemption price per share                           $     39.59
                                                                  ===========


                      Statement of Sources of Net Assets

                                 June 30, 2000

Capital
     Excess of amounts received from sale of capital
          shares over amounts paid out in redeeming shares:
          Authorized 100,000 shares, no par value,
          outstanding 19,700 shares                               $379,611.26
Accumulated net realized gain on investment
     (computed on identified cost basis)         $1,623,431.80
Accumulated distributions on net realized gain    1,617,508.21       5,923.59
Unrealized appreciation on investments           -------------     384,705.60
                                                                  -----------
          Total capital                                            770,240.45

Undistributed net income                                             9,682.93
                                                                  -----------

Net assets applicable to 19,700 shares of
     outstanding capital stock                                    $779,923.38
                                                                  ===========
See notes to financial statements.

                                Wade Fund, Inc.

                            Statement of Operations

                    For the Six Months Ended June 30, 2000

Income
     Dividends                                                    $  5,620.96
     Interest                                                        7,605.86
                                                                 ------------
                                                                    13,226.82
                                                                 ------------
Expenses
     Advisory fee                                                    3,080.09
     Legal fee                                                       2,050.26
     Accounting fee                                                  1,950.00
     Custodial fee                                                   1,184.35
     Other expenses                                                    688.40
     Taxes, including federal, state and local                         550.00
                                                                 ------------
                                                                     9,503.10
                                                                 ------------

          Net investment income                                   $  3,723.72
                                                                 ============

          Ratio of total expenses to total investment income            71.85%
                                                                 ============


           Statement of Unrealized Appreciation on Investments

                    For the Six Months Ended June 30, 2000


Balance at January 1, 2000                                        $468,633.35
Balance at June 30, 2000                                           384,705.60
                                                                 ------------

          Decrease in unrealized appreciation                     $(83,927.75)
                                                                 ============

See notes to financial statements.

                                Wade Fund, Inc.

                      Statement of Changes in Net Assets

                    For the Six Months Ended June 30, 2000

Net Assets
     Net assets at January 1, 2000, including                     $879,384.49
     $5,959.21 in undistributed net income

Operations
     Net investment income per statement of operations               3,723.72
     Net equalization credits (debits) included in price
          of shares sold and repurchased                                13.22
Decrease in unrealized appreciation of investments                 (83,927.75)

Capital Stock Issued and Repurchased
     Amounts received from subscriptions to 200
          shares of capital stock                     $  8,690.00
     Less amounts paid for capital stock repurchased   (27,960.30)
                                                      -----------
     Decrease in capital stock                                     (19,270.30)
                                                                  -----------

Net assets at June 30, 2000, including
     $9,682.93 in undistributed net income                        $779,923.38
                                                                  ===========

See notes to financial statements.

                                Wade Fund, Inc.

                            Schedule of Investments

                                 June 30, 2000

                                          Number of                  Market
                                           Shares        Cost        Value
                                          ---------  -----------  ------------
Common stocks - 66.69%
     Aluminum - 10.41%
          Alcoa, Inc.                        2,800     $6,456.75   $81,200.00
                                                     -----------  -----------
     Automobile - 2.26%
          Autozone (B)                         800     23,132.00    17,600.00
                                                     -----------  -----------
     Bank and Finance - 11.73%
          J. P. Morgan and Co. Inc.            500      1,833.19    55,062.50
          First Tennessee National
                       Corporation           2,200     20,881.67    36,437.50
                                                     -----------  -----------
                                                       22,714.86    91,500.00
                                                     -----------  -----------
     Electronics - 17.61%
          Texas Instruments, Inc.            2,000        670.59   137,375.00
                                                     -----------  -----------
        Insurance - 2.29%
                Safeco Corporation             900      1,080.71    17,887.50
                                                     -----------  -----------
        Metals - 2.38%
                Phelps Dodge Corp.             500     23,634.00    18,593.75
                                                     -----------  -----------
        Paper Products - 3.82%
                International Paper, Inc.    1,000     24,828.25    29,812.50
                                                     -----------  -----------
        Petroleum Services - 6.54%
                Schlumberger, Ltd.             600      9,871.50    44,775.00
                Transcean Sedco Forex          116      1,210.93     6,198.75
                                                     -----------  -----------
                                                       11,082.43    50,973.75
                                                     -----------  -----------

        Pharmaceutical - 7.47%
                Bristol Myers Squibb         1,000     14,928.13    58,250.00
                                                     -----------  -----------
        Railroads - 2.18%
                CSX Corporation                800      6,909.18    16,950.00
                                                     -----------  -----------
                  Total common
                 stocks - 66.69%                      135,436.90   520,142.50
                                                     -----------  -----------

Money Market Mutual Funds - 33.31%
        First Funds U.S. Government
        Portfolio                       259,822.90    259,822.90   259,822.90
                                                     -----------  -----------
            Total money market funds                  259,822.90   259,822.90
                                                     -----------  -----------

                       Total investments          (A)   $395,260   779,965.40
                                                     ===========
        Other assets less liabilities - .00%                           (42.02)
                                                                  -----------
                       Net assets - 100%                          $779,923.38
                                                                  ===========

(A) Represents the aggregate cost of investments for federal income tax purposes

(B)  Non-income producing

See notes to financial statements.

                                Wade Fund, Inc.

                         Notes to Financial Statements

                                 June 30, 2000

1. Significant Accounting Policies

Income Taxes

Since it is the policy of the Fund to qualify each year as a regulated investment company under Section 851 of the Internal Revenue Code and to distribute all, or substantially all, of its taxable income, including realized net gain on investments, it is not expected that federal income tax will ordinarily constitute a major item of expense. Therefore, no provision is made for such tax on unrealized appreciation on investments. However, on the accrual basis of accounting, provision for federal income tax and state franchise and excise tax on net income and on net realized gain on investments is made when applicable.

Equalization

The Company follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of capital shares equivalent, on a per share basis, to the amount of distributable net investment income on the date of the transaction is credited or charged to undistributed net income. As a result, undistributed investment income per share is unaffected by sales or redemptions of fund shares.

Investments

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Capital Stock

The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management company with 100,000 shares of no par value common capital stock authorized.

3. Investment Advisory Fee

Advisory service fee is paid at the annual rate of three-fourths of one percent on the net value of investment assets and is paid at the end of each quarter at the rate of three-sixteenths of one percent of the net value of such assets on the last day of the quarter on which the New York Stock Exchange is open. Maury Wade, Jr., who is president and director of the Fund, received $3,080.09 for his services as investment advisor.

4. Supplementary Information

Net asset values and dividends declared per share, for the four years and six months ended June 30, 2000 are as follows:

                                                        Dividends Declared
                                                       --------------------
                                                                     From
                                          Net          From        Realized
      Year Ended                         Asset          Net         Capital
      December 31,                       Value         Income        Gains
      ------------                       -----         ------       -------
        1995                               33.60          .15           2.08
        1996                               34.81          .10           3.04
        1997                               38.88          .05           2.91
        1998                               39.11          .03           1.67
        1999                               43.62          .15           3.22
        Six months ended June 30, 2000     39.59            -              -

WADE FUND, INC. - Financial Highlights
The presentation is for a share outstanding through each period.
[CAPTION]

                                                                                      Six Months Ending
                                       1995      1996      1997      1998      1999    June 30, 2000*
                                     ------------------------------------------------------------------
Net Asset Value, Beginning
  of Period........................  $ 29.64    $33.60    $34.81    $38.88   $  39.11     $  43.62

Income from Investment Operations:

  Net Investment Income............  $  0.12    $ 0.09    $ 0.05    $ 0.03   $   0.16     $   0.13
  Net Realized and Unrealized
   Gains (Losses) on Securities....  $  6.07    $ 4.26    $ 6.98    $ 1.90   $   7.72    ($   4.16)
                                     -------------------------------------------------------------
Total From Investment Operations...  $  6.19    $ 4.35    $ 7.03    $ 1.93   $   7.88    ($   4.03)

Less Distributions:

  Dividends from Net Income........  $  0.15    $ 0.10    $ 0.05    $ 0.03   $   0.15          -0-
  Distributions from Realized
   Gains on Securities.............  $  2.08    $ 3.04    $ 2.91    $ 1.67   $   3.22          -0-
                                     -------------------------------------------------------------

Net Asset Value, End
  of Period........................  $ 33.60    $34.81    $38.88    $39.11   $  43.62     $  39.59

Total Return.......................    20.83%    12.98%    20.25%     5.18%     20.15%       -9.24%

Ratios/Supplemental Data:

  Net Assets, End of Period........ $584,347  $628,809  $705,332  $729,628   $879,384     $779,923

  Ratio of Expenses to
  Average Net Assets...............     2.76%     2.86%     2.72%     2.71%      2.20%        2.26%

  Ratio of Net Income to
  Average Net Assets...............     0.39%     0.30%     0.12%     0.06%      0.37%        0.88% (annualized)

  Portfolio Turnover Rate..........     0.00%     0.00%     4.43%     0.00%      0.00%        0.00% (annualized)

  Number of Shares Outstanding,
   End of Period...................   17,391    18,066    18,142    18,659     20,161       19,700

*See accompanying notes and independent auditor's report

                             Shareholders Meeting

     The annual meeting of the Wade Fund, Inc. was held on February 28, 2000. The following matters were voted upon at the meeting:

     . Election of Directors.  The following persons were elected as directors
       ----------------------
by a vote of 11,371 for, none against, for a period of service until the next annual meeting of stockholders or until successors of the respective directors are elected and qualified:

        Maury Wade, Jr.
        L. Palmer Brown, III
        Richard D. Harwood
        David L. Delbrocco
        Charles Grant Wade

     . Independent Public Accountants.  The selection of the Board of Directors
       -------------------------------
of the firm of Rhea & Ivy, PLC to serve as the Wade Fund, Inc.'s independent public accountants for the year 2000 was ratified by a vote of 11,371 for, none against.